UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) March 3, 2004

Glowpoint, Inc.

(Exact name of Registrant as Specified in its Charter)

Delaware	0-25940	77-0312442

(State or other	(Commission File Number)	(I.R.S. Employer
Jurisdiction of Incorporation)		Identification No.)

225 Long Avenue Hillside, NJ	07205

(Address of Principal Executive Officers)	(Zip Code)

(973) 282-2000

(Registrant's telephone number, including area code)

(Former name or former address, if changed since past report)

Item 12. Results of Operations and Financial Condition

On March 2, 2004, Glowpoint, Inc. (the “Company”) announced via press release and conference call the Company’s financial results for its three- and twelve-month periods ended December 31, 2003. A copy of the press release is attached hereto as Exhibit 99.1. A copy of the transcript of the conference call is attached hereto as Exhibit 99.2.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GLOWPOINT, INC.

Dated: March 3, 2004	/s/David C. Trachtenberg David C. Trachtenberg Chief Executive Officer & President

EXHIBIT INDEX

Exhibit No.	Exhibit Description

99.1	Text of press release dated March 2, 2004

99.2	Transcript of March 2, 2004 conference call